UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 31, 2015.

PC GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54794	20-5912837
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

311 S Division St. Carson City, NV, 89731

(Address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Directors and Principal Officers

On March 31, 2015, at a special meeting of its shareholders, the Company appointed Mr. Brad Paddison to act as its sole officer and director.

Brad Paddison, 48, has been the owner and operator of BPC Ltd., since 2005, a company that specializes in building new mines and deconstructing old mines no longer in production.  The company also provides complete maintenance for gold, copper, and silver producing mines.  The company provides maintenance for equipment as well as building new equipment for mining companies.  Mr. Paddison has employed up to 120 employees at one time, based upon the demand for his construction and services.  He is a certified welder and crane operator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PC GROUP INC.
Date: April 23, 2015.	/s/ Brad Paddison
Brad Paddison